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                                                                   Exhibit 10.1

                        FIRST LOAN MODIFICATION AGREEMENT
                                 (DOMESTIC LINE)


         This First Loan Modification Agreement (the "Amendment") is entered into as of March 30, 2001, by and between OPEN MARKET, INC., a Delaware corporation ("Open Market"), with its chief executive offices located at 1 Wayside Road, Burlington, Massachusetts 01803 and FUTURETENSE, INC., a Delaware corporation ("FutureTense"), with its chief executive offices located at 1 Wayside Road, Burlington, Massachusetts 01803 (individually and collectively, jointly and severally, the "Borrower") and SILICON VALLEY BANK, a California-chartered bank (hereinafter, "Bank" or "Silicon"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, MA 02462, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated February 28, 2001, evidenced by, among other documents, a certain Loan and Security Agreement between Borrower and Bank dated as of February 28, 2001 (the "Loan Agreement"). The Loan Agreement established in favor of the Borrower a revolving line of credit in the maximum principal amount of Six Million Dollars ($6,000,000.00) (the "Maximum Credit Limit"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

    A. Modification(s) to Loan Agreement.

         1. The Loan Agreement shall be amended by deleting the following text in Section 1 of the Schedule attached thereto:

                "An amount not to exceed the lesser of (A) or (B), below (the "Borrowing Base"):"

            and inserting in lieu thereof the following:

                "An amount not to exceed the lesser of (A) or (B), below:"

         2. The Loan Agreement shall be amended by deleting the following text appearing as Section 1.I.(B)(i) in the Schedule attached thereto:


                "     (i) 70% of the amount of Borrower's Eligible Receivables
                          generated by Open Market, Inc., PLUS 80% of the Borrower's Eligible Receivables generated by Future Tense, Inc. (each as

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                          defined in Section 8, above), PLUS 60% of the
                          Borrower's eligible "domestic maintenance" Receivables (as determined by Silicon) less than 60 days from due date (the "Receivables Loans") PROVIDED, HOWEVER, the aggregate availability under: (x) this Agreement generated by the Borrower's Eligible Receivables (and by "domestic maintenance" Receivables) and (y) the Exim Agreement generated by the Borrower's Exim Eligible Foreign Accounts (and by "foreign maintenance" Accounts), which are owed by the "Dot.Com" entities (as determined by Silicon) shall not exceed $1,000,000.00; "

            and inserting in lieu thereof the following:

                "     (i) 70% of the amount of Borrower's Eligible Receivables
                          generated by Open Market, Inc., PLUS 80% of the Borrower's Eligible Receivables generated by Future Tense, Inc. (each as defined in Section 8, above), PLUS 60% of the Borrower's eligible "domestic maintenance" Receivables (as determined by Silicon) less than 60 days from due date (the "Receivables Loans") PROVIDED, HOWEVER, the aggregate availability under: (x) this Agreement generated by the Borrower's Eligible Receivables (and by "domestic maintenance" Receivables) and (y) the Exim Agreement generated by the Borrower's Exim Eligible Foreign Accounts (and by "foreign maintenance" Accounts), which are owed by the "Dot.Com" entities (as determined by Silicon) shall not exceed $500,000.00 (the resulting amount described in this Section 1.I.(B)(i) of the Schedule shall be referred to herein as the "BORROWING BASE");"

         3. The Loan Agreement shall be amended by deleting the following text appearing as Section 1.II in the Schedule attached thereto:

                "II. IN ADDITION TO THE BORROWING LIMITATIONS CONTAINED IN THE DEFINITION OF THE BORROWING BASE AND IN THIS AGREEMENT, THE MAXIMUM AMOUNT OF LOANS HEREUNDER SHALL BE SUBJECT TO EACH OF THE FOLLOWING:

                      (A) Prior to the earlier of: (i) the occurrence of a Capital Event, or (ii) March 15, 2001, the outstanding Obligations (including, without limitation, those arising under this Agreement, the Exim Agreement and the Factoring Agreement) shall not exceed at any time $4,000,000.00.

                      (B) The outstanding Obligations (including, without limitation, those arising under this Agreement, the Exim Agreement and the Factoring Agreement) shall not exceed at any time the result of the following: (i) the Borrowing Base under this Agreement, PLUS (ii) the lesser of: (a) the EXIM Committed Line as defined in the Exim Agreement, or (b) the Borrowing Base under the Exim Agreement, MINUS
                      (iii) $6,000,000.00.

                      (C) [Intentionally Deleted]


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                      If at any time Borrower's outstanding Obligations
                      (including, without limitation, those arising under this Agreement, the Exim Agreement and the Factoring Agreement) exceed any limitation described in this Agreement, the Borrower must immediately pay in cash to Silicon the excess."

            and inserting in lieu thereof the following:

                "II. IN ADDITION TO THE BORROWING LIMITATIONS CONTAINED IN THE DEFINITIONS OF BORROWING BASE AND MAXIMUM CREDIT LIMIT, AND IN THIS AGREEMENT, THE MAXIMUM AMOUNT OF LOANS HEREUNDER SHALL AT ALL TIMES BE SUBJECT TO EITHER (A) OR (B) BELOW:

                      (A) The Borrower shall at all times maintain a minimum cash balance at Silicon in an amount equal to or greater than the aggregate of $6,000,000, PLUS an amount equal to all outstanding Obligations (including, without limitation, those arising under this Agreement, the Exim Agreement, the Factoring Agreement, and all letter of credit exposure);

                                       OR

                      (B) The Borrower shall at all times maintain a Borrowing Base (FOR PURPOSES OF THIS CALCULATION IN THIS SECTION 1.II OF THE SCHEDULE, THE BORROWING BASE MAY NOT EXCEED $12,000,000.00) in an amount no less than Six Million Dollars ($6,000,000.00) in excess of all outstanding Obligations (including, without limitation, those arising under this Agreement, the Exim Agreement, the Factoring Agreement, and all letter of credit exposure).

                      If at any time Borrower's outstanding Obligations (including, without limitation, those arising under this Agreement, the Exim Agreement, the Factoring Agreement, and all letter of credit exposure) exceed any limitation described in this Agreement, the Borrower must immediately pay in cash to Silicon the excess."

         4. The Loan Agreement shall be amended by deleting Section 5.a. in the Schedule attached thereto entitled "Minimum Tangible Net Worth" and inserting in lieu thereof the following:

                "a.  Minimum Tangible Net Worth:

                      Borrower shall maintain at all times, to be tested as of
                the last day of each month, a Tangible Net Worth of not less than the sum of (i) plus (ii) below:


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                      (i) (a) $15,000,000.00 from March 15, 2001 until and
                      including March 31, 2001;

                      (b) $12,750,000.00 from April 1, 2001 until and including April 30, 2001;

                      (c) $10,750,000.00 from May 1, 2001 until and including June 29, 2001;

                      (d) $11,000,000.00 at June 30, 2001;

                      (e) $7,000,000.00 from July 1, 2001 until and including September 29, 2001;

                      (f) $8,500,000.00 at September 30, 2001;

                      (g) $5,500,000.00 from October 1, 2001 until and including December 30, 2001; and

                      (h) $8,500,000.00 at December 31, 2001 and thereafter.

                      (ii) 85% of all consideration received after February 28, 2001 for equity securities and subordinated debt of the Borrower, subsequent to or in excess of the $10,000,000 additional capital requirement set forth in subsection (b) below.

                      In no event shall the amount of this Minimum Tangible Net Worth covenant be decreased."

         5. The Loan Agreement shall be amended by deleting Section 5.b. in the Schedule attached thereto entitled "Capital" and inserting in lieu thereof the following:

                "b.  Capital:

                      The Borrower will have received a minimum of $10,000,000.00 of additional "Capital" on or before March 28, 2001 (the "Capital Event")."

         6. The definition of "Collateral" in the Loan Agreement shall be amended to include, in addition to those items described in the Loan Agreement, all right, title and interest of Borrower in and to the following:

                "All goods, equipment, inventory, contract rights, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, general intangibles, accounts, documents, instruments, chattel paper, cash, deposit accounts, fixtures, letters of credit, investment property, and financial assets, whether now owned or hereafter acquired, wherever located; and

                      Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and


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                      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing."

         7. The Borrower hereby grants a security interest to Bank in all of its right, title and interest in the "Collateral" defined in the Loan Agreement, as amended hereby, to secure all Obligations under the Loan Agreement, as amended hereby.

         8. On or before the execution of this Amendment, the Borrower shall:
            (i) transfer all primary operating accounts and cash management services to the Bank, and (ii) terminate any lock box arrangement with any other institution and enter into a lock box arrangement with the Bank on terms satisfactory to the Bank pursuant to which all amounts payable to the Borrower shall be directed to the Bank. Any failure by Borrower to perform any requirement of this paragraph shall be an Event of Default under the Loan Agreement.

         9. On or before the execution of this Amendment, all bank and investment accounts, cash, investment property and securities of Open Market Securities, Inc., a Massachusetts subsidiary of Open Market, Inc., shall be maintained and deposited with the Bank on terms acceptable to Bank as collateral under a certain Security Agreement granted by Open Market Securities, Inc. to Bank. Any failure by Borrower to perform any requirement of this paragraph shall be an Event of Default under the Loan Agreement, as amended hereby.

4. FEE. The Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out


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of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).












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         This Loan Modification Agreement is executed as of the date first written above.

                                      ("BORROWER")

                                      OPEN MARKET, INC.


                                      By: /s/ Edward Durkin
                                         -----------------------------------

                                      Name: Edward Durkin
                                           ---------------------------------

                                      Title: VP and CFO
                                            --------------------------------

                                      FUTURETENSE, INC.


                                      By: /s/ Edward Durkin
                                         -----------------------------------

                                      Name: Edward Durkin
                                           ---------------------------------

                                      Title: Vice President
                                            --------------------------------


                                      ("BANK")

                                      SILICON VALLEY BANK, doing business as
                                      SILICON VALLEY EAST


                                      By: /s/ John Atansoff
                                         -----------------------------------

                                      Name: John Atansoff
                                           ---------------------------------

                                      Title: Vice President
                                            --------------------------------



                                      SILICON VALLEY BANK


                                      By:          N/A
                                         -----------------------------------

                                      Name:
                                           ---------------------------------

                                      Title:
                                            --------------------------------

                                      (signed in Santa Clara County, California)




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